Exhibit 99.34

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 September, 1999
           Series 1999-16, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                      .
                                                        ---------------------
       Weighted average maturity                                      175.17
                                                        ---------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
            Principal Per     Prepayments Per  Interest Per
      Class  Certificate        Certificate     Certificate      Payout Rate
      -----  -----------        -----------     -----------      -----------
       R    $  0.00000000     $  0.00000000  $      0.00000000   %0.00000000
       PO   $  4.75156529     $  1.38777350  $      0.00000000   %0.00000000
       A    $  5.90131861     $  2.62318316  $      5.34562418   %6.50000001
       S    $  0.00000000     $  0.00000000  $      0.21230669   %0.25828623
       M    $  3.31085837     $  0.00000000  $      5.39898835   %6.49999993
       B1   $  3.31085284     $  0.00000000  $      5.39899666   %6.50000993
       B2   $  3.31085284     $  0.00000000  $      5.39899666   %6.50000993
       B3   $  3.31085284     $  0.00000000  $      5.39899666   %6.50000993
       B4   $  3.31086957     $  0.00000000  $      5.39899666   %6.50000993
       B5   $  3.31085161     $  0.00000000  $      5.39900465   %6.50001949

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       37,518.75
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  197,551,187.85
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  586
                                                                 ---------------
       3.
      Beginning Aggregate Class   Ending Aggregate        Ending
        Certificate Principal    Class Certificate  Single Certificate
Class          Balance           Principal Balance       Balance         Cusip
-----          -------           -----------------       -------         -----
R     $                    0.00  $            0.00  $            0.00  36157R4G7
PO    $            1,708,380.21  $    1,700,137.09  $          980.01  GEC9916PO
A     $          193,004,994.30  $  191,850,873.42  $          980.98  36157R4F9
S     $          143,030,063.45  $  142,463,044.19  $          982.47  GEC99016S
M     $            1,625,676.94  $    1,620,276.92  $          993.43  36157R4H5
B1    $              596,048.32  $      594,068.42  $          993.43  36157R4J1
B2    $              596,048.32  $      594,068.42  $          993.43  36157R4K8
B3    $              596,048.32  $      594,068.42  $          993.43  36158GHH4
B4    $              298,024.16  $      297,034.21  $          993.43  36158GHJ4
B5    $              301,662.48  $      300,660.44  $          993.43  36158GHK7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            8        Principal Balance       $   2,811,720.86
                              --------                             -------------
       2.   60-89 days
            Number            0        Principal Balance       $           0.00
                              --------                             -------------
       3.   90 days or more
            Number            0        Principal Balance       $           0.00
                              --------                             -------------
       4.   In Foreclosure
            Number            0        Principal Balance       $           0.00
                              --------                             -------------
       5.   Real Estate Owned
            Number            0        Principal Balance       $           0.00
                              --------                             -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $   2,186,228.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $     100,000.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $   2,013,316.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------